UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04024

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 6

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2022

Date of reporting period:	8/31/2022

Item 1 – Reports to Stockholders

PGIM CALIFORNIA MUNI INCOME FUND

ANNUAL REPORT

AUGUST 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2022 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM California Muni Income Fund informative and useful. The report covers performance for the 12-month period that ended August 31, 2022.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth and corporate profits remained strong, prices for a wide range of goods and services rose in response to economic re-openings, supply-chain disruptions, governmental stimulus, and Russia’s invasion of Ukraine. With inflation surging to a 40-year high, the US Federal Reserve and other central banks aggressively hiked interest rates, prompting recession concerns.

After rising to record levels at the end of 2021, stocks have fallen sharply in 2022 as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Equities rallied for a time during the summer but began falling again in late August on fears that the Fed would keep raising rates to tame inflation. For the entire 12-month period, equities suffered a broad-based global decline, although large-cap US stocks outperformed their small-cap counterparts by a significant margin. International developed and emerging markets trailed the US market during this time.

Rising rates and economic uncertainty drove fixed income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM California Muni Income Fund

October 14, 2022

PGIM California Muni Income Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/22
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	-10.89	0.14	1.69	—

(without sales charges)	-7.89	0.80	2.03	—

Class C

(with sales charges)	-9.55	-0.01	1.24	—

(without sales charges)	-8.65	-0.01	1.24	—

Class Z

(without sales charges)	-7.62	1.06	2.28	—

Class R6

(without sales charges)	-7.61	N/A	N/A	1.23 (10/26/2017)

Bloomberg California 1-15 Year Municipal Intermediate Index

	-6.10	1.11	N/A	—

Bloomberg Municipal Bond Index

	-8.63	1.28	2.25	—

Average Annual Total Returns as of 8/31/22 Since Inception (%)

Class R6 (10/26/2017)

Bloomberg California 1-15 Year Municipal Intermediate Index	1.20

Bloomberg Municipal Bond Index	1.38

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

The Fund’s total returns prior to April 1, 2020 as reflected in the table above and the line graph on the following page are the returns of the Fund when it followed different investment strategies. The table and line graph compare the Fund’s performance to that of the Bloomberg California 1-15 Year Municipal Intermediate Index, the Fund’s benchmark. Since the Bloomberg California 1-15 Year Municipal Intermediate Index inception date is October 31, 2016, the table and line graph also compare the Fund’s performance to that of the Bloomberg Municipal Bond Index.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period (August 31, 2012) and the account values at the end of the current fiscal year (August 31, 2022), as measured on a quarterly basis. The graph also compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg California 1-15 Year Municipal Intermediate Index by portraying the initial account values at the inception date of the Index and the account values at the end of the current fiscal year (August 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM California Muni Income Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	3.25% of the public offering price	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definitions

Bloomberg California 1–15 Year Municipal Intermediate Index—The Bloomberg California 1-15 Year Municipal Intermediate Index (Index) is a subset of the Bloomberg US Municipal Index that covers the USD-denominated long-term tax-exempt bond market. The Bloomberg US Municipal Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The Index contains bonds with maturities between 1 and 15 years issued by municipalities in California.

Bloomberg Municipal Bond Index—The Bloomberg Municipal Bond Index is an unmanaged index of long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Credit Quality expressed as a percentage of total investments as of 8/31/22 (%)

AAA	7.7

AA	43.5

A	24.0

BBB	7.3

BB	2.2

B	0.9

Not Rated	8.6

Cash/Cash Equivalents	5.8

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 8/31/22

	Total Distributions Paid for	SEC 30-Day Subsidized	Taxable Equivalent 30-Day Subsidized Yield*** at Federal Tax Rates of		SEC 30-Day Unsubsidized	Taxable Equivalent 30-Day Unsubsidized Yield*** at Federal Tax Rates of
	One Year ($)	Yield* (%)	37.0%	40.8%	Yield** (%)	37.0%	40.8%

Class A	0.19	1.98	3.98	4.31	1.89	3.80	4.12

Class C	0.11	1.23	2.47	2.68	1.15	2.31	2.51

Class Z	0.22	2.34	4.71	5.10	2.24	4.51	4.88

Class R6	0.22	2.36	4.75	5.14	2.23	4.49	4.86

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

***The taxable equivalent yield is the yield an investor would have to earn on a taxable investment in order to equal the yield provided by a tax-exempt municipal bond. Some investors may be subject to the federal alternative minimum tax (AMT). Taxable equivalent yields reflect federal and the maximum applicable state tax rates, but do not reflect any federal deduction of state income taxes.

PGIM California Muni Income Fund    7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM California Muni Income Fund’s Class Z shares returned –7.62% in the 12-month reporting period that ended August 31, 2022, underperforming the –6.10% return of the Bloomberg California 1-15 Year Municipal Intermediate Index (the Index).

What were the market conditions?

•

Municipal securities exhibited modest positive returns during the first four months of the reporting period, driven by a favorable technical backdrop and improving credit fundamentals. Underlying conditions benefited from unprecedented federal aid and an improving economic backdrop as the US rebounded from the slowdown triggered by the COVID-19 pandemic. There were record inflows into municipal funds in 2021 totaling nearly $100 billion.

•

The last eight months of the period presented a stark contrast as the US Federal Reserve (the Fed) switched gears to a restrictive monetary policy in an effort to tame high inflation. The Fed hiked the federal funds rate by 225 basis points in 2022 through the end of the period, and the market is pricing in additional rate hikes by year-end. (One basis point equals 0.01%.) The market reacted sharply as this theme played out in 2022, coupled with geopolitical tensions in eastern Europe. Market volatility was very high, and US Treasuries sold off, leaving interest rates substantially higher.

•

Municipal bond fund flows turned negative in January 2022, and a sustained outflow cycle began pressuring spreads wider as funds sold bonds and street dealers bid less aggressively for their inventories. The net result was a very weak period in 2022 for municipal bond returns. Credit fundamentals remain relatively strong however, as the negative performance has been driven by the technical conditions.

What worked?

•	The Fund’s overweight in the special assessment sector relative to the Index added to performance as spreads tightened during the period.

•	The Fund’s underweight in state of California general obligation bonds relative to the Index added to performance as spreads widened during the period.

What didn’t work?

•

The Fund’s longer duration relative to the Index detracted from performance, as yields moved higher during the period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

•	The Fund’s overweight in the pre-pay gas, hospital, and transportation sectors relative to the Index detracted from performance as spreads widened during the period.

Did the Fund use derivatives?

The Fund maintained a short position in Treasury bond futures contracts during the period to offset some of its long active duration. This position contributed positively to performance.

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Current outlook

With the Fed likely approaching the end of its hiking cycle, attractive muni valuations, and municipal credit in relatively good shape, PGIM Fixed Income can see a path to positive returns in municipals. However, a key to this view is some degree of stabilization in the broader rates market. A continuation on the path of higher rates would likely prolong the fund outflow cycle and cause further negative returns. This leaves PGIM Fixed Income cautiously optimistic on its outlook for the municipal market.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

PGIM California Muni Income Fund    9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended August 31, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM California Muni Income Fund		Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 952.60	0.69%	$3.40

	Hypothetical	$1,000.00	$1,021.73	0.69%	$3.52

Class C	Actual	$1,000.00	$ 948.70	1.50%	$7.37

	Hypothetical	$1,000.00	$1,017.64	1.50%	$7.63

Class Z	Actual	$1,000.00	$ 954.00	0.39%	$1.92

	Hypothetical	$1,000.00	$1,023.24	0.39%	$1.99

Class R6	Actual	$1,000.00	$ 954.10	0.38%	$1.87

	Hypothetical	$1,000.00	$1,023.29	0.38%	$1.94

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM California Muni Income Fund    11

Schedule of Investments

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 97.9%

MUNICIPAL BONDS
ABAG Fin. Auth. for Nonprofit Corp. Rev.,
Sharp Healthcare, Series A, Rfdg.	5.000%	08/01/43	2,000	$2,040,717
Alameda Corridor Trans. Auth. Rev.,
Sr. Lien, Series A, Rfdg., EMT(ee)	5.000	10/01/22	375	375,642
Anaheim Housing & Pub. Improvements Auth. Rev.,
Series C, Rfdg.	5.000	10/01/45	2,000	2,085,221
Bay Area Toll Auth. Rev.,
Rfdg.	5.000	04/01/27	1,655	1,848,818
Rfdg.	5.000	04/01/28	1,365	1,551,948
Series A, Rfdg. (Mandatory put date 04/01/28)	2.000(cc)	04/01/56	750	718,280
Series F-1 (Pre-refunded date 04/01/27)(ee)	5.000	04/01/56	1,000	1,112,419
California Cmnty. Choice Fing. Auth. Rev.,
Green Bond, Series A-1 (Mandatory put date 08/01/28)	4.000(cc)	05/01/53	1,150	1,167,296
Green Bond-Clean Energy Proj., Series A (Mandatory put date 12/01/27)	4.000(cc)	10/01/52	1,000	1,050,453
Series B-1, Green Bond (Mandatory put date 08/01/31)	4.000(cc)	02/01/52	2,000	2,031,798
Series B-2, Green Bond (Mandatory put date 08/01/31)	2.120(cc)	02/01/52	1,120	1,045,261
California Cnty. Tob. Secur. Agcy. Rev.,
Sonoma Cnty. Secur. Corp., Series A, Rfdg.	5.000	06/01/28	500	547,050
Sr. Series A, Rfdg.	5.000	06/01/27	1,190	1,285,950
Sr. Series A, Rfdg.	5.000	06/01/28	1,730	1,882,412
Sr. Series A, Rfdg.	5.000	06/01/30	1,130	1,237,667
California Edl. Facs. Auth. Rev.,
Pepperdine Univ., Rfdg. (Pre-refunded date 04/01/26)(ee)	5.000	10/01/49	2,000	2,181,527
California Hlth. Facs. Fing. Auth. Rev.,
Cedars Sinai Hlth. Sys., Series A, Rfdg.	5.000	08/15/51	1,000	1,083,541
Cedars Sinai Med. Ctr., Rfdg.	5.000	11/15/25	1,325	1,425,999
Cedars Sinai Med. Ctr., Rfdg.	5.000	11/15/33	1,000	1,075,139
Cedars Sinai Med. Ctr., Series A	5.000	08/15/25	535	572,816
Commonspirit Hlth., Series A, Rfdg.	5.000	04/01/32	2,200	2,375,968
Kaiser Permanente, Series C (Mandatory put date 11/01/29)	5.000(cc)	06/01/41	2,680	3,098,130
Kaiser Permanente, Sub. Series A-2, Rfdg.	4.000	11/01/44	3,045	2,890,437
Lucile Salter Packard Children’s Hosp. at Stanford, Series A, Rfdg.	5.000	05/15/26	1,000	1,083,181
Lucile Salter Packard Children’s Hosp., Series. A	5.000	08/15/43	1,500	1,542,791
Providence Hlth. Svcs., Series A, Rfdg.	5.000	10/01/27	330	342,911
St. Joseph Hlth. Sys., Series C, Rmkt., Rfdg. (Mandatory put date 10/18/22)	5.000(cc)	07/01/34	365	365,830

See Notes to Financial Statements.

PGIM California Muni Income Fund    13

Schedule of Investments  (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)
California Hlth. Facs. Fing. Auth. Rev., (cont’d.)
Stanford Healthcare, Series A	5.000%	08/15/54	2,000	$2,062,803
Stanford Healthcare, Series A, Rfdg. (Mandatory put date 08/15/25)	3.000(cc)	08/15/54	1,000	1,010,395
Unrefunded-Providence Hlth. & Svcs., Series A, Rfdg.	5.000	10/01/38	1,190	1,222,562
California Infrast. & Econ. Dev. Bank Rev.,
J. Paul Getty Trust, Series B-1, Rfdg. (Mandatory put date 01/01/24)	0.390(cc)	10/01/47	1,000	974,796
Sustainability Bond CA ACAD Sciences, Series B, Rmkt., Rfdg. (Mandatory put date 08/01/24)	2.020(cc)	08/01/47	2,500	2,500,787
California Muni. Fin. Auth. Rev.,
American Heritage Ed., Series A, Rfdg.	4.000	06/01/26	515	515,020
Chevron USA Recovery Zone Bonds, Series A, FRDD	0.850(cc)	11/01/35	1,600	1,600,000
CHF-Davis I, LLC, West Vlg. Student Hsg. Proj.	5.000	05/15/23	495	499,815
CHF-Davis I, LLC, West Vlg. Student Hsg. Proj., BAM, TCRs	5.000	05/15/29	760	827,630
ExxonMobil Proj., Rfdg., FRDD	0.880(cc)	12/01/29	5,135	5,135,000
Green Bond-Orchard Park Student Hsg. Proj., BAM	4.000	05/15/46	975	933,937
Humangood Calif. Oblig. Grp.	4.000	10/01/49	1,000	908,849
Orange Cnty. Civic Ctr. Infrastructure Program Phase 2	5.000	06/01/43	1,500	1,611,714
Series A, 144A	5.500	06/01/48	250	252,283
Spl. Tax, Cmnty. Facs. Dist. No. 2021-11, Otay Ranch Vlg. 8W	5.000	09/01/57	850	832,729
Sr. Lien, Linxs Apm Proj., Series A, P3 Proj., AMT	5.000	06/30/31	320	333,494
UCR North Dist. Phase 1 Student Hsg. Proj., BAM	5.000	05/15/27	750	808,787
United Airlines, Inc. Proj., AMT	4.000	07/15/29	2,000	1,956,430
Wste. Mgmt., AMT (Mandatory put date 12/01/23)	0.700(cc)	12/01/44	1,000	968,655
California Poll. Ctrl. Fing. Auth. Wtr. Facs. Rev.,
American Wtr. Cap. Proj., Rfdg. (Mandatory put date 09/01/23)	0.600(cc)	08/01/40	2,150	2,104,976
Green Bond-Calplant I Proj., AMT, 144A	7.000	07/01/22(d)	250	150,000
Green Bond-Calplant I Proj., AMT, 144A	8.000	07/01/39(d)	500	300,000
Wste. Mgmt. Proj., Series A, Rmkt. (Mandatory put date 05/01/24)	2.500(cc)	11/01/38	1,375	1,357,140
Wste. Mgmt. Proj., Series A, Rmkt., AMT (Mandatory put date 05/01/24)	2.500(cc)	07/01/31	1,000	985,782
California Sch. Fin. Auth. Rev.,
Alliance CLG-Ready Pub. Schs., Series A, 144A	5.000	07/01/45	1,000	1,010,507
Alliance CLG-Ready Pub. Schs., Series A, Rfdg., 144A	4.000	07/01/26	300	303,522
Green Dot Pub. Sch. Proj., Series A, 144A	5.000	08/01/45	685	689,853
KIPP LA. Proj., Series A, 144A	5.000	07/01/45	1,000	1,007,703
KIPP LA. Proj., Series A, 144A	5.000	07/01/47	1,230	1,243,006
KIPP Socal Pub. Schs., Series A, 144A	5.000	07/01/39	1,000	1,033,042
KIPP Socal Pub. Schs., Series A, 144A	5.000	07/01/49	1,500	1,516,219

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)
California Sch. Fin. Auth. Rev., (cont’d.)
Vista Charter Schs., Series A, 144A	4.000%	06/01/51	2,000	$1,625,150
California St.,
GO	5.000	03/01/45	2,000	2,093,307
GO, Rfdg.	3.250	04/01/45	1,000	840,842
GO, Rfdg.	5.000	11/01/26	2,075	2,291,452
GO, Rfdg.	5.000	08/01/28	1,980	2,211,980
GO, Rfdg.	5.000	09/01/28	1,590	1,814,292
GO, Rfdg.	5.000	08/01/45	1,500	1,567,827
GO, Rfdg.	5.000	08/01/46	1,500	1,585,265
GO, Rfdg., AGM	5.250	08/01/32	1,500	1,818,223
Unrefunded Balance, GO, Rfdg.	5.500	04/01/30	5	5,014
Var. Purp., GO	3.000	03/01/28	2,000	2,058,925
Var. Purp., GO, Rfdg.	4.000	09/01/34	1,530	1,575,112
Var. Purp., GO, Rfdg.	5.000	10/01/47	2,000	2,102,838
California St. Pub. Wks. Brd. Lease Rev.,
Off. Emerg. Svcs., Series F, Rfdg.	5.000	04/01/25	175	186,598
Series C, Rfdg.(hh)	5.000	08/01/28	875	988,699
California Statewide Cmntys. Dev. Auth.,
Spl. Tax, Cmnty. Facs. Dist. No. 97-1, CABS	0.000(s)	09/01/22	235	235,000
California Statewide Cmntys. Dev. Auth. Rev.,
899 Charleston Proj., Series A, Rfdg., 144A	5.250	11/01/44	250	237,751
CHF Irvine LLC, Rfdg.	5.000	05/15/27	685	714,839
CHF Irvine LLC, Rfdg.	5.000	05/15/28	2,000	2,087,010
Loma Linda Univ. Med. Ctr., Series A, 144A	5.250	12/01/56	1,000	998,961
Loma Linda Univ. Med. Ctr., Series A, Rfdg.	5.250	12/01/44	1,585	1,602,867
Methodist Hosp. of Southern CA Proj.	5.000	01/01/23	500	502,855
Methodist Hosp. of Southern CA Proj.	5.000	01/01/24	450	460,794
Southern Calif. Edison Co., Series B, Rmkt., Rfdg.	1.450	04/01/28	2,000	1,783,292
Chino Basin Regl. Fing. Auth. Rev.,
NTS, Series B	4.000	11/01/25	2,660	2,789,524
Fontana,
Spl. Tax, Cmnty. Facs. Dist. No. 22 Sierra Hills, Rfdg.	5.000	09/01/34	500	520,685
Golden St. Tob. Secur. Corp. Rev.,
Series A-1, Rfdg. (Pre-refunded date 06/01/27)(ee)	5.000	06/01/29	1,830	2,042,015
Series A-1, Rfdg. (Pre-refunded date 06/01/28)(ee)	5.000	06/01/33	1,405	1,592,692
Series A-1, Rfdg., EMT(ee)	5.000	06/01/25	360	385,184
Inland Vlly. Dev. Agcy.,
Tax Alloc., Series A, Rfdg.	5.000	09/01/44	500	506,463
Irvine Unif. Sch. Dist.,
Spl. Tax, Series A	4.000	09/01/28	750	781,523
Jurupa Pub. Fing. Auth.,
Spl. Tax, Series A, Rfdg.	5.000	09/01/42	1,250	1,289,197

See Notes to Financial Statements.

PGIM California Muni Income Fund    15

Schedule of Investments  (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)
La Mesa-Spring Vlly. Sch. Dist.,
Elect. of 2002, Series B, CABS, GO, Rfdg., NATL	2.283%(s)	08/01/23	2,000	$1,958,884
Lincoln Pub. Fing. Auth.,
Twelve Bridges, Tax Alloc., Sub. Series B, Rfdg.	6.000	09/02/27	912	914,753
Long Beach Bond Fin. Auth. Nat. Gas Pur. Rev.,
Series A	5.000	11/15/35	2,725	2,941,984
Series A	5.500	11/15/30	1,475	1,650,673
Series A	5.500	11/15/32	440	495,840
Los Angeles Calif. Dept. Arpts. Rev.,
Series A, AMT	5.000	05/15/38	2,500	2,542,129
Series A, AMT	5.250	05/15/48	1,000	1,057,914
Series B, Rfdg., AMT	5.000	05/15/31	1,080	1,155,812
Sr. Series C, AMT	5.000	05/15/28	1,000	1,095,072
Sub. Series C, Rfdg.	5.000	05/15/24	390	407,352
Sub-P3. Proj., Series A, Rfdg., AMT	5.000	05/15/28	1,250	1,356,596
Los Angeles Cnty. Regional Fing. Auth. Rev.,
Montecedro, Inc. Proj., Series A	5.000	11/15/44	1,250	1,255,908
Los Angeles Cnty. Rev.,
Trans.	4.000	06/30/23	2,000	2,028,727
Los Angeles Dept. of Wtr. & Pwr. Rev.,
Pwr. Sys., Series A	5.000	07/01/51	1,185	1,293,033
Los Angeles Dept. of Wtr. & Pwr. Wtr. Sys. Rev.,
Series B	5.000	07/01/34	2,500	2,555,976
Los Angeles Rev.,
Trans.	4.000	06/29/23	1,500	1,521,883
Metro. Wtr. Dist. of Southern Calif. Rev.,
Series A, Rfdg.	5.000	10/01/28	1,000	1,148,472
Series B, Rfdg.	3.000	07/01/28	2,000	2,069,413
Sub. Series C, Rmkt. (Mandatory put date 05/21/24)	1.810(cc)	07/01/47	2,000	1,992,995
M-S-R Energy Auth. Rev.,
Series A	6.500	11/01/39	1,000	1,227,662
Northern Calif. Energy Auth. Rev.,
Series A (Mandatory put date 07/01/24)	4.000(cc)	07/01/49	4,075	4,128,681
Northern Calif. Tob. Secur. Auth. Rev.,
Sr. Bonds, Series A, Rfdg.	5.000	06/01/28	1,000	1,095,878
Northern Calif. Transmn. Agy. Rev.,
Calif.- Oregon Proj., Series A, Rfdg.	5.000	05/01/39	750	803,995
Orange Cnty. Cmnty. Facs. Dist.,
Spl. Tax, No. 2015-1 Esencia Vlg., Series A	5.250	08/15/45	2,150	2,208,272
Spl. Tax, No. 2017-1 Esencia Vlg., Series A	5.000	08/15/47	1,500	1,543,848
Orange Cnty. Trans. Auth. Rev.,
Express Lane Sr. Lien 91, Rfdg.	5.000	08/15/29	1,000	1,026,282

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)
Pittsburg Successor Agy. Redev. Agy.,
Los Medanos Cmnty. Dev. Proj., Tax Alloc., AMBAC, CABS	2.831%(s)	08/01/26	1,485	$1,330,071
Tax Alloc., Sub. Series A, Rfdg., AGM	5.000	09/01/29	1,750	1,888,323
Pittsburg Successor Agy. Redev. Agy. Rev.,
Intermediate Lien, Series H, Rfdg., AMT	5.000	05/01/29	500	553,915
Port of Oakland Rev.,
Inter Lien, Series E, Rfdg.	5.000	11/01/26	750	814,695
Intermediate Lien, Series H, Rfdg., AMT	5.000	05/01/28	1,875	2,056,060
Poway Unif. Sch. Dist. Pub. Fing. Auth.,
Spl. Tax, Cmnty. Fasc. Dist. No. 14, Series A, Rfdg.	5.000	09/01/35	1,000	1,049,286
Puerto Rico Comnwlth.,
Restructured, Series A, CABS, GO	4.598(s)	07/01/24	2,412	2,218,806
Puerto Rico Industrial Tourist Edl. Med. & Envirml. Ctl.
Facs. Fing. Auth. Rev.,
Hosp. Auxilio Mutuo Oblig. Grp. Proj., Rfdg.	5.000	07/01/32	1,100	1,206,366
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev.,
Series A-1, CABS	3.306(s)	07/01/24	718	676,044
Series A-1, CABS	3.648(s)	07/01/27	2,096	1,759,789
Rancho Cucamonga Redev. Agy. Successor Agy.,
Rancho Redev. Proj. Area, Tax Alloc., Rfdg., AGM	5.000	09/01/32	450	469,660
Riverside Cnty. Infrast. Fing. Auth. Rev.,
Series A, Rfdg. (Pre-refunded date 11/01/25)(ee)	4.000	11/01/37	190	199,970
Unrefunded, Series A, Rfdg.	4.000	11/01/37	1,080	1,085,518
Riverside Cnty. Pub. Fing. Auth. Rev.,
Cap. Facs. Proj. (Pre-refunded 11/01/25)(ee)	5.250	11/01/45	1,000	1,088,952
Roseville,
Spl. Tax, WestPark Cmnty. Facs. Dist. No. 1, Pub. Facs., Rfdg.	5.000	09/01/28	300	316,575
Spl. Tax, WestPark Cmnty. Facs. Dist. No. 1, Pub. Facs., Rfdg.	5.000	09/01/37	1,165	1,211,564
Sacramento Area Flood Ctrl. Agy.,
Series A, Spl. Assmt., Rfdg.	5.000	10/01/41	1,000	1,068,104
Sacramento Cnty.,
Spl. Tax, Cmnty. Facs. Dist. No. 2004-1, Mcclellan Park, Rfdg.	5.000	09/01/40	1,085	1,134,927
San Diego Cnty. Regl. Arpt. Auth. Rev.,
Sr. Series B, AMT (Pre-refunded date 07/01/23)(ee)	5.000	07/01/30	650	663,629
Sr. Series B, AMT (Pre-refunded date 07/01/23)(ee)	5.000	07/01/43	2,000	2,041,716
Sub. Series B, Rfdg., AMT	5.000	07/01/28	1,000	1,103,831
Sub. Series B, Rfdg., AMT	5.000	07/01/37	1,400	1,475,618
Sub. Series C, Rfdg., AMT	5.000	07/01/24	625	649,633
San Diego Pub. Facs. Fing. Auth. Rev.,
Cap. Impt. Projs., Series A	5.000	10/15/44	1,000	1,052,276

See Notes to Financial Statements.

PGIM California Muni Income Fund    17

Schedule of Investments  (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)
San Francisco City & Cnty. Arpt. Commn. Rev.,
2nd Series A, Rfdg.	5.000%	05/01/27	400	$436,403
2nd Series A, Rfdg., AMT	5.250	05/01/33	545	554,666
Series D, Rfdg., AMT	5.000	05/01/26	1,720	1,831,615
Series H, Rfdg., AMT, EMT(ee)	5.000	05/01/24	250	261,147
Spl. Facs. Lease, Rfdg., AMT	5.000	01/01/23	650	654,227
Unrefunded, 2nd Series G, Rfdg., AMT	5.000	05/01/27	1,700	1,869,689
San Leandro Cmnty. Facs. Dist. No. 1,
Spl. Tax Dist. No. 1	6.500	09/01/25	1,530	1,533,840
Sanger Unif. Sch. Dist.,
COPS Cap. Proj. COP, Rfdg., AGM	5.000	06/01/52	965	975,266
Santa Margarita Wtr. Dist.,
Spl. Tax, Cmnty. Facs. Dist. No. 2013-1	5.625	09/01/36	315	322,212
Santa Maria Joint Union H.S. Dist.,
Elect. of 2004, CABS, GO, NATL	2.855(s)	08/01/29	1,250	1,027,326
Santa Monica Cmnty. Clg. Dist.,
Elect. of 2002, Series A, GO, NATL	2.882(s)	08/01/28	1,055	890,595
Southern Calif. Tob. Secur. Auth. Rev.,
San Diego Co., Asset Securitization Corp., Class 1, Series A, Rfdg.	5.000	06/01/23	480	487,365
San Diego Co., Asset security, Rfdg.	5.000	06/01/25	1,755	1,854,983
Stockton Pub. Fing. Auth. Rev.,
Delta Wtr. Sply. Proj., Series A, Rmkt. (Pre-refunded date 10/01/23)(ee)	6.250	10/01/40	700	729,839
Univ. of California Reg. Med. Ctr. Rev.,
Series L, Rfdg.	5.000	05/15/28	1,000	1,095,804
Series P	5.000	05/15/36	1,500	1,712,128
Univ. of California Rev.,
Gen. Series AK, Rfdg. (Mandatory put date 05/15/23)	5.000(cc)	05/15/48	1,580	1,610,697
Series BM, Rfdg.(hh)	5.000	05/15/29	1,000	1,129,514
Vernon Elec. Sys. Rev.,
Series A	5.000	04/01/28	2,000	2,168,772
Walnut Energy Ctr. Auth. Rev.,
Rfdg.	5.000	01/01/34	1,000	1,045,444

TOTAL INVESTMENTS 97.9% (cost $212,133,779)				206,757,708
Other assets in excess of liabilities(z) 2.1%				4,437,122

NET ASSETS 100.0%				$211,194,830

See Notes to Financial Statements.

Below is a list of the abbreviation(s) used in the annual report:

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

AGM—Assured Guaranty Municipal Corp.

AMBAC—American Municipal Bond Assurance Corp.

AMT—Alternative Minimum Tax

BAM—Build America Mutual

CABS—Capital Appreciation Bonds

COP—Certificates of Participation

ETM—Escrowed to Maturity

FRDD—Floating Rate Daily Demand Note

GO—General Obligation

IDB—Industrial Development Bond

LIBOR—London Interbank Offered Rate

NATL—National Public Finance Guarantee Corp.

OTC—Over-the-counter

PCR—Pollution Control Revenue

Rfdg—Refunding

TCRs—Transferrable Custodial Receipts

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of August 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ee)	All or partial escrowed to maturity and pre-refunded issues are secured by escrowed cash, a guaranteed investment contract and /or U.S. guaranteed obligations.
(hh)	When-issued security.
(s)	Represents zero coupon. Rate quoted represents effective yield at August 31, 2022.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at August 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Short Position:
30	20 Year U.S. Treasury Bonds	Dec. 2022	$4,075,313	$24,097

See Notes to Financial Statements.

PGIM California Muni Income Fund    19

Schedule of Investments  (continued)

as of August 31, 2022

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

Citigroup Global Markets, Inc.	$340,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Municipal Bonds
California	$—	$200,896,703	$—
Puerto Rico	—	5,861,005	—

Total	$—	$206,757,708	$—

Other Financial Instruments*
Assets
Futures Contracts	$24,097	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Sector Classification:

The sector classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2022 were as follows:

Healthcare	13.9%
Transportation	13.6
General Obligation	12.3
Special Tax/Assessment District	10.2
Education	8.6

Corporate Backed IDB & PCR	7.5%
Pre-pay Gas	6.9
Pre-Refunded	5.5
Water & Sewer	5.0
Tobacco Appropriated	4.2

See Notes to Financial Statements.

Sector Classification (continued):

Power	4.1%
Development	2.8
Lease Backed Certificate of Participation	2.6
Solid Waste/Resource Recovery	0.7

97.9
Other assets in excess of liabilities	2.1

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Due from/to broker-variation margin futures	$24,097	*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$80,876

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$16,387

See Notes to Financial Statements.

PGIM California Muni Income Fund    21

Schedule of Investments  (continued)

as of August 31, 2022

For the year ended August 31, 2022, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Short Positions (1)	$3,063,225

*	Average volume is based on average quarter end balances as noted for the year ended August 31, 2022.
(1)	Notional Amount in USD.

See Notes to Financial Statements.

Statement of Assets and Liabilities

as of August 31, 2022

Assets

Unaffiliated investments (cost $212,133,779)	$206,757,708
Cash	3,998,490
Interest receivable	2,244,882
Receivable for Fund shares sold	739,787
Deposit with broker for centrally cleared/exchange-traded derivatives	340,000
Due from broker—variation margin futures	12,188
Prepaid expenses	35

Total Assets	214,093,090

Liabilities

Payable for investments purchased	2,181,775
Payable for Fund shares purchased	526,714
Accrued expenses and other liabilities	76,711
Management fee payable	51,624
Distribution fee payable	34,674
Dividends payable	21,554
Affiliated transfer agent fee payable	3,214
Trustees’ fees payable	1,994

Total Liabilities	2,898,260

Net Assets	$211,194,830

Net assets were comprised of:
Shares of beneficial interest, at par	$216,180
Paid-in capital in excess of par	218,438,012
Total distributable earnings (loss)	(7,459,362)

Net assets, August 31, 2022	$211,194,830

See Notes to Financial Statements.

PGIM California Muni Income Fund    23

Statement of Assets and Liabilities

as of August 31, 2022

Class A

Net asset value and redemption price per share, ($ 124,129,557 ÷ 12,706,318 shares of beneficial interest issued and outstanding)	$9.77
Maximum sales charge (3.25% of offering price)	0.33

Maximum offering price to public	$10.10

Class C

Net asset value, offering price and redemption price per share, ($ 9,183,398 ÷ 940,163 shares of beneficial interest issued and outstanding)	$9.77

Class Z

Net asset value, offering price and redemption price per share, ($ 57,367,862 ÷ 5,871,695 shares of beneficial interest issued and outstanding)	$9.77

Class R6

Net asset value, offering price and redemption price per share, ($ 20,514,013 ÷ 2,099,809 shares of beneficial interest issued and outstanding)	$9.77

See Notes to Financial Statements.

Statement of Operations

Year Ended August 31, 2022

Net Investment Income (Loss)

Income
Interest income	$5,460,839

Expenses
Management fee	801,857
Distribution fee(a)	431,692
Transfer agent’s fees and expenses (including affiliated expense of $ 20,241)(a)	114,244
Custodian and accounting fees	51,101
Audit fee	39,150
Registration fees(a)	38,561
Legal fees and expenses	21,450
Shareholders’ reports	20,628
Trustees’ fees	12,307
Miscellaneous	18,518

Total expenses	1,549,508
Less: Fee waiver and/or expense reimbursement(a)	(222,740)
Custodian fee credit	(1,310)

Net expenses	1,325,458

Net investment income (loss)	4,135,381

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions	(1,157,010)
Futures transactions	80,876

(1,076,134)

Net change in unrealized appreciation (depreciation) on:
Investments	(19,736,078)
Futures	16,387

(19,719,691)

Net gain (loss) on investment transactions	(20,795,825)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(16,660,444)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	319,499	112,193	—	—
Transfer agent’s fees and expenses	58,399	6,555	48,958	332
Registration fees	12,831	7,681	9,557	8,492
Fee waiver and/or expense reimbursement	(97,397)	(8,550)	(94,683)	(22,110)

See Notes to Financial Statements.

PGIM California Muni Income Fund    25

Statements of Changes in Net Assets

	Year Ended August 31,

	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$4,135,381	$4,512,949
Net realized gain (loss) on investment transactions	(1,076,134)	120,825
Net change in unrealized appreciation (depreciation) on investments	(19,719,691)	1,847,812

Net increase (decrease) in net assets resulting from operations	(16,660,444)	6,481,586

Dividends and Distributions
Distributions from distributable earnings
Class A	(2,405,126)	(2,817,644)
Class C	(118,055)	(201,444)
Class Z	(1,186,863)	(1,231,835)
Class R6	(382,049)	(230,506)

	(4,092,093)	(4,481,429)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	77,454,937	67,625,644
Net asset value of shares issued in reinvestment of dividends and distributions	3,837,699	4,154,669
Cost of shares purchased	(80,831,184)	(36,809,578)

Net increase (decrease) in net assets from Fund share transactions	461,452	34,970,735

Total increase (decrease)	(20,291,085)	36,970,892

Net Assets:

Beginning of year	231,485,915	194,515,023

End of year	$211,194,830	$231,485,915

See Notes to Financial Statements.

Financial Highlights

Class A Shares
	Year Ended August 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.81	$10.71	$10.88	$10.46	$10.73
Income (loss) from investment operations:
Net investment income (loss)	0.20	0.23	0.30	0.34	0.35
Net realized and unrealized gain (loss) on investment transactions	(1.05)	0.09	(0.18)	0.42	(0.26)
Total from investment operations	(0.85)	0.32	0.12	0.76	0.09
Less Dividends and Distributions:
Dividends from net investment income	(0.19)	(0.22)	(0.29)	(0.34)	(0.36)
Net asset value, end of year	$9.77	$10.81	$10.71	$10.88	$10.46
Total Return(b):	(7.89)%	3.05%	1.17%	7.42%	0.88%

Ratios/Supplemental Data:
Net assets, end of year (000)	$124,130	$142,134	$124,099	$123,965	$113,565
Average net assets (000)	$127,800	$135,913	$122,238	$112,768	$116,599
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	0.69%	0.68%	0.86%	0.93%	0.90%
Expenses before waivers and/or expense reimbursement	0.77%	0.77%	0.87%	0.93%	0.90%
Net investment income (loss)	1.90%	2.09%	2.77%	3.21%	3.32%
Portfolio turnover rate(c)(d)	67%	27%	81%	61%	37%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(d)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

PGIM California Muni Income Fund    27

Financial Highlights (continued)

Class C Shares
	Year Ended August 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.81	$10.71	$10.88	$10.46	$10.73
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.14	0.21	0.25	0.27
Net realized and unrealized gain (loss) on investment transactions	(1.04)	0.10	(0.17)	0.43	(0.26)
Total from investment operations	(0.93)	0.24	0.04	0.68	0.01
Less Dividends and Distributions:
Dividends from net investment income	(0.11)	(0.14)	(0.21)	(0.26)	(0.28)
Net asset value, end of year	$9.77	$10.81	$10.71	$10.88	$10.46
Total Return(b):	(8.65)%	2.23%	0.36%	6.57%	0.08%

Ratios/Supplemental Data:
Net assets, end of year (000)	$9,183	$13,962	$18,005	$21,812	$29,692
Average net assets (000)	$11,219	$15,700	$19,915	$24,847	$31,344
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	1.51%	1.49%	1.67%	1.72%	1.69%
Expenses before waivers and/or expense reimbursement	1.59%	1.58%	1.68%	1.72%	1.69%
Net investment income (loss)	1.07%	1.30%	1.96%	2.43%	2.53%
Portfolio turnover rate(c)(d)	67%	27%	81%	61%	37%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(d)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

Class Z Shares
	Year Ended August 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.81	$10.71	$10.88	$10.46	$10.73
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.26	0.33	0.36	0.37
Net realized and unrealized gain (loss) on investment transactions	(1.05)	0.10	(0.18)	0.42	(0.26)
Total from investment operations	(0.82)	0.36	0.15	0.78	0.11
Less Dividends and Distributions:
Dividends from net investment income	(0.22)	(0.26)	(0.32)	(0.36)	(0.38)
Net asset value, end of year	$9.77	$10.81	$10.71	$10.88	$10.46
Total Return(b):	(7.62)%	3.35%	1.46%	7.62%	1.10%

Ratios/Supplemental Data:
Net assets, end of year (000)	$57,368	$58,895	$45,988	$44,946	$58,745
Average net assets (000)	$54,563	$52,265	$48,099	$41,235	$55,647
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	0.39%	0.39%	0.58%	0.73%	0.69%
Expenses before waivers and/or expense reimbursement	0.56%	0.57%	0.68%	0.73%	0.69%
Net investment income (loss)	2.20%	2.37%	3.05%	3.40%	3.54%
Portfolio turnover rate(c)(d)	67%	27%	81%	61%	37%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(d)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

PGIM California Muni Income Fund    29

Financial Highlights (continued)

Class R6 Shares
					October 26, 2017(a)
	Year Ended August 31,				through August 31,
	2022	2021	2020	2019	2018

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.81	$10.71	$10.88	$10.46	$10.64
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.25	0.32	0.36	0.31
Net realized and unrealized gain (loss) on investment transactions	(1.05)	0.11	(0.17)	0.43	(0.13)
Total from investment operations	(0.82)	0.36	0.15	0.79	0.18
Less Dividends and Distributions:
Dividends from net investment income	(0.22)	(0.26)	(0.32)	(0.37)	(0.36)
Net asset value, end of period	$9.77	$10.81	$10.71	$10.88	$10.46
Total Return(c):	(7.61)%	3.36%	1.46%	7.70%	1.70%

Ratios/Supplemental Data:
Net assets, end of period (000)	$20,514	$16,495	$6,422	$3,063	$460
Average net assets (000)	$17,433	$9,908	$4,756	$1,526	$120
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	0.38%	0.38%	0.54%	0.70%	0.69	%(d)
Expenses before waivers and/or expense reimbursement	0.51%	0.62%	0.85%	1.16%	28.64	%(d)
Net investment income (loss)	2.21%	2.34%	3.03%	3.36%	3.59	%(d)
Portfolio turnover rate(e)(f)	67%	27%	81%	61%	37%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 6 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Massachusetts Business Trust and PGIM California Muni Income Fund (the “Fund”) is the sole series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to maximize current income that is exempt from California state and federal income taxes, consistent with the preservation of capital.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is provided to the Board at the first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

PGIM California Muni Income Fund    31

Notes to Financial Statements (continued)

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Delayed-Delivery Transactions: The Fund purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Fund forfeits its eligibility to realize future gains (losses) with respect to the security.

PGIM California Muni Income Fund    33

Notes to Financial Statements (continued)

Floating Rate Notes Issued in Conjunction with Securities Held: The Fund invested in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with short-term interest rates. Some of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits, if any, are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc. (the “subadviser”), which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The Manager pays for the services of PGIM, Inc.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended August 31, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.38% of average daily net assets up to $5 billion;	0.38%
0.37% of average daily net assets over $5 billion.

The Manager has contractually agreed, through December 31, 2023, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year

PGIM California Muni Income Fund    35

Notes to Financial Statements (continued)

during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	—%
C	—
Z	0.39
R6	0.38

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rate, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.25%	0.25%
C	1.00	1.00
Z	N/A	N/A
R6	N/A	N/A

For the year ended August 31, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$29,972	$9,894
C	—	150

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers.

For the year ended August 31, 2022, the Fund’s purchase and sales transactions under Rule 17a-7 and realized gain (loss) as a result of 17a-7 sales transactions were as follows:

Purchases	Sales	Realized Gain (Loss)
$36,908,908	$31,637,488	$—

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended August 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales
$141,627,836	$146,048,151

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended August 31, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $11,252 of ordinary income and $4,080,841 of tax-exempt income. For the year ended August 31, 2021, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $7,214 of ordinary income and $4,474,215 of tax-exempt income.

As of August 31, 2022, the accumulated undistributed earnings on a tax basis were $729,448 of tax-exempt income (includes timing difference of $21,554 for dividends payable) and $32,593 of ordinary income.

PGIM California Muni Income Fund    37

Notes to Financial Statements (continued)

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of August 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$212,212,290	$1,892,232	$(7,322,717)	$(5,430,485)

The difference between GAAP basis and tax basis was primarily attributable to deferred losses on wash sales, differences in the treatment of accreting market discount for book and tax purposes, securities in default and other book to tax differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of August 31, 2022 of approximately $2,769,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended August 31, 2022 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The RIC is permitted to issue an unlimited number of full and fractional shares, par value $0.01 per share, in separate series, currently designated as the PGIM California Muni Income Fund. The RIC is authorized to issue an unlimited number of shares, divided into five classes, designated Class A, Class B, Class C, Class Z and Class R6. The Fund currently does not have any Class B shares outstanding.

As of August 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
R6	1,086	0.1%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	5	74.4

Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A
Year ended August 31, 2022:
Shares sold	2,678,324	$26,731,516
Shares issued in reinvestment of dividends and distributions	217,182	2,217,942
Shares purchased	(3,269,294)	(33,657,790)
Net increase (decrease) in shares outstanding before conversion	(373,788)	(4,708,332)
Shares issued upon conversion from other share class(es)	192,966	1,955,412
Shares purchased upon conversion into other share class(es)	(260,335)	(2,677,578)
Net increase (decrease) in shares outstanding	(441,157)	$(5,430,498)

Year ended August 31, 2021:
Shares sold	2,876,400	$30,957,949
Shares issued in reinvestment of dividends and distributions	238,133	2,566,561
Shares purchased	(1,654,119)	(17,835,515)
Net increase (decrease) in shares outstanding before conversion	1,460,414	15,688,995
Shares issued upon conversion from other share class(es)	257,516	2,790,288
Shares purchased upon conversion into other share class(es)	(160,967)	(1,735,332)
Net increase (decrease) in shares outstanding	1,556,963	$16,743,951

PGIM California Muni Income Fund    39

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Class C
Year ended August 31, 2022:
Shares sold	142,888	$1,419,428
Shares issued in reinvestment of dividends and distributions	11,340	115,957
Shares purchased	(330,643)	(3,397,675)
Net increase (decrease) in shares outstanding before conversion	(176,415)	(1,862,290)
Shares purchased upon conversion into other share class(es)	(175,100)	(1,782,117)
Net increase (decrease) in shares outstanding	(351,515)	$(3,644,407)

Year ended August 31, 2021:
Shares sold	113,661	$1,228,174
Shares issued in reinvestment of dividends and distributions	17,788	191,592
Shares purchased	(214,910)	(2,317,738)
Net increase (decrease) in shares outstanding before conversion	(83,461)	(897,972)
Shares purchased upon conversion into other share class(es)	(306,695)	(3,318,443)
Net increase (decrease) in shares outstanding	(390,156)	$(4,216,415)

Class Z
Year ended August 31, 2022:
Shares sold	3,613,803	$36,263,469
Shares issued in reinvestment of dividends and distributions	109,790	1,121,755
Shares purchased	(3,488,193)	(35,530,259)
Net increase (decrease) in shares outstanding before conversion	235,400	1,854,965
Shares issued upon conversion from other share class(es)	244,743	2,523,489
Shares purchased upon conversion into other share class(es)	(55,667)	(575,624)
Net increase (decrease) in shares outstanding	424,476	$3,802,830

Year ended August 31, 2021:
Shares sold	2,289,319	$24,698,795
Shares issued in reinvestment of dividends and distributions	108,181	1,166,011
Shares purchased	(941,708)	(10,157,643)
Net increase (decrease) in shares outstanding before conversion	1,455,792	15,707,163
Shares issued upon conversion from other share class(es)	180,631	1,944,340
Shares purchased upon conversion into other share class(es)	(484,099)	(5,218,173)
Net increase (decrease) in shares outstanding	1,152,324	$12,433,330

Share Class	Shares	Amount

Class R6
Year ended August 31, 2022:
Shares sold	1,296,639	$13,040,524
Shares issued in reinvestment of dividends and distributions	37,512	382,045
Shares purchased	(813,338)	(8,245,460)
Net increase (decrease) in shares outstanding before conversion	520,813	5,177,109
Shares issued upon conversion from other share class(es)	53,353	556,418
Net increase (decrease) in shares outstanding	574,166	$5,733,527

Year ended August 31, 2021:
Shares sold	997,933	$10,740,726
Shares issued in reinvestment of dividends and distributions	21,382	230,505
Shares purchased	(607,176)	(6,498,682)
Net increase (decrease) in shares outstanding before conversion	412,139	4,472,549
Shares issued upon conversion from other share class(es)	513,605	5,537,320
Net increase (decrease) in shares outstanding	925,744	$10,009,869

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021
Total Commitment	$1,200,000,000	$1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Subsequent to the reporting period end, the SCA has been renewed and effective September 30, 2022 will provide a commitment of $1,200,000,000 through September 28, 2023. The commitment fee paid by the Participating Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large

PGIM California Muni Income Fund    41

Notes to Financial Statements (continued)

scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended August 31, 2022.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

California Municipal Bonds Risk: Because the Fund will concentrate its investments in California obligations, the Fund is more susceptible to economic, political and other developments that may adversely affect issuers of California obligations than a municipal bond fund that is not as geographically concentrated. These developments may include state or local legislation or policy changes, voter-passed initiatives, erosion of the tax base or reduction in revenues of the State or one or more local governments, the threat or the effects of terrorist acts, the effects of possible natural disasters (including but limited to the risk of earthquakes, climate change, flooding and wildfires) or other economic or credit problems affecting the State generally or any individual locality (which may directly or indirectly affect the State as a whole, including those described in the SAI under “California Concentration”). By way of illustration, although California has a relatively diversified economy, California has concentrations in the computer services, software design, motion pictures and high technology manufacturing industries. The Fund, therefore, may be more susceptible to developments affecting those industries than a municipal bond fund that invests in obligations of several states.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Insured Municipal Bonds Risk: The Fund may purchase municipal bonds that are insured to attempt to reduce credit risk. Although insurance coverage reduces credit risk by providing that the insurer will make timely payment of interest and/or principal, it does not provide protection against market fluctuations of insured bonds or fluctuations in the price of the shares of the Fund. An insured municipal bond fluctuates in value largely based on factors relating to the insurer’s creditworthiness or ability to satisfy its obligations. The Fund cannot be certain that any insurance company will make the payments it guarantees.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risks: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock

PGIM California Muni Income Fund    43

Notes to Financial Statements (continued)

market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Municipal Bonds Risk: Municipal bonds are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to municipal bond market movements. Municipal bonds are also subject to the risk that potential future legislative changes relating to tax or the rights of municipal bond holders, for example in connection with an insolvency, could affect the market for and value of municipal bonds, which may adversely affect the Fund’s yield or the value of the Fund’s investments in municipal bonds. Certain municipal bonds with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities. If the Fund invests a substantial amount of its assets in issuers located in a single region, state or city, there is an increased risk that environmental, economic, political and social conditions in those regions will have a significant impact on the Fund’s investment performance. For example, municipal securities of a particular state are vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health epidemics, social unrest and catastrophic natural disasters, such as hurricanes or earthquakes. Many municipal bonds are also subject to prepayment risk, which is the risk that when interest rates fall, issuers may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at a lower interest rate. In addition, income from municipal bonds could be declared taxable because of non-compliant conduct of a bond issuer.

PGIM California Muni Income Fund    45

Notes to Financial Statements (continued)

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. Management does not expect ASU 2020-04 to have a material impact on the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 6 and Shareholders of PGIM California Muni Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM California Muni Income Fund (the “Fund”) as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the two years in the period ended August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended August 31, 2020 and the financial highlights for each of the periods ended on or prior to August 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated October 15, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

October 17, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM California Muni Income Fund    47

Tax Information (unaudited)

During the fiscal year ended August 31, 2022, the Fund reports the maximum amount allowable per share but not less than the following amounts as exempt-interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code.

	Per Share
	Class A	Class C	Class Z	Class R6

Tax-Exempt Dividends	$0.19	$0.11	$0.22	$0.22

In January 2023, you will be advised on IRS Form 1099-DIV and/or 1099-INT, if applicable, or substitute forms as to the federal tax status of the dividends received in calendar year 2022.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Board has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 1-3, 2022, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2021 through December 31, 2021 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

PGIM California Muni Income Fund

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM California Muni Income Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97

Retired; Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM California Muni Income Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and PEO (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM California Muni Income Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer

Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).

Since April 2022

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer

Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.

Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

PGIM California Muni Income Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.

Since June 2022

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM California Muni Income Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”), on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

1 PGIM California Muni Income Fund is the sole series of Prudential Investment Portfolios 6.

PGIM California Muni Income Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement with the Fund, and between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board requested and received information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and PGIM Fixed Income. The Board noted that PGIM Fixed Income is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income, including investment research and security selection as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Fixed Income, and also considered the qualifications, backgrounds and responsibilities of the subadviser’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and PGIM Fixed Income’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and PGIM Fixed Income.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Fixed Income, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Fixed Income under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments during the year ended December 31, 2021 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM California Muni Income Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments and PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income included those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-, three- and five-year periods, and that performance data for the benchmark index over the ten-year period was unavailable.

•

The Board and PGIM Investments agreed to retain the existing cap on Fund expenses that (exclusive of certain fees and expenses) caps total annual operating expenses at 0.39% for Class Z shares and 0.38% for Class R6 shares, through December 31, 2022.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its

•	shareholders to continue to monitor Fund performance and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM California Muni Income Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer

• Claudia DiGiacomo, Chief Legal Officer • Isabelle Sajous, Chief Compliance Officer • Kelly Florio, Anti-Money Laundering Compliance Officer

• Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street
Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street
Newark, NJ 07102

DISTRIBUTOR	Prudential Investment	655 Broad Street
	Management Services LLC	Newark, NJ 07102

CUSTODIAN	The Bank of New York	240 Greenwich Street
	Mellon	New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund	PO Box 9658
	Services LLC	Providence, RI 02940

INDEPENDENT REGISTERED	PricewaterhouseCoopers	300 Madison Avenue
PUBLIC ACCOUNTING FIRM	LLP	New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher	787 Seventh Avenue
	LLP	New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM California Muni Income Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM CALIFORNIA MUNI INCOME FUND
SHARE CLASS	A	C	Z	R6
NASDAQ	PBCAX	PCICX	PCIZX	PCIQX

CUSIP	74440X100	74440X308	74440X407	74440X605

MF146E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2022 and August 31, 2021, PricewaterhouseCoopers LLP (“PwC”), the registrant’s principal accountant, billed the registrant $39,150 and $39,150, respectively, for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended August 31, 2022 and August 31, 2021, PwC did not bill the registrant for audit-related services.

For the fiscal years ended August 31, 2022 and August 31, 2021, fees of $0 and $4,133 were billed to the registrant for services rendered by KPMG LLP (the registrant’s prior principal accountant) in connection with the auditor transition.

(c)Tax Fees

For the fiscal years ended August 31, 2022 and August 31, 2021: none.

(d) All Other Fees

For the fiscal years ended August 31, 2022 and August 31, 2021: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended August 31, 2022	Fiscal Year Ended August 31, 2021
4(b)	Not applicable.	0%
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2022 and August 31, 2021 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 6

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	October 17, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 17, 2022

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	October 17, 2022